SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|  Preliminary proxy statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         Berkshire Hills Bancorp, Inc.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

                                      N/A
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(2) Aggregate number of securities to which transactions applies:

                                      N/A
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

                                      N/A
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(4)  Proposed maximum aggregate value of transaction:

                                      N/A
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(5)  Total fee paid:

                                      N/A
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|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

                                      N/A
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(2)  Form, Schedule or Registration Statement No.:

                                      N/A
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(3)  Filing Party:

                                      N/A
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(4)  Date Filed:

                                      N/A
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


                                                  December 11, 2000



Dear Stockholder:

         You are cordially invited to attend the special meeting of stockholders of Berkshire Hills Bancorp, Inc. The meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts, on Tuesday, January 23, 2001, at 10:00 a.m., local time.

         The notice of special meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.


                                         Sincerely,

                                         /s/ James A. Cunningham, Jr.

                                         James A. Cunningham, Jr.
                                         President and Chief Executive Officer

                          BERKSHIRE HILLS BANCORP, INC.
                                 24 North Street
                         Pittsfield, Massachusetts 01201
                                 (413) 443-5601

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                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

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         The special meeting of  stockholders  of Berkshire Hills Bancorp,  Inc.
(the "Company") will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts, on Tuesday, January 23, 2001, at 10:00 a.m., local time, for the following purposes:

          1. To adopt the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan;

          2. To transact any other business that may properly come before the meeting.

          NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Only stockholders of record at the close of business on November 30, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Rose A. Borotto

                                        Rose A. Borotto
                                        Corporate Secretary



Pittsfield, Massachusetts
December 11, 2000

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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                                 PROXY STATEMENT
                                       OF
                          BERKSHIRE HILLS BANCORP, INC.

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                         SPECIAL MEETING OF STOCKHOLDERS
                                January 23, 2001

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         This proxy statement is furnished in connection  with the  solicitation of  proxies  by  the  Board  of  Directors  of  Berkshire  Hills  Bancorp,  Inc.
("Berkshire Hills" or the "Company") to be used at the special meeting of stockholders of the Company. The Company is the holding company for Berkshire Bank ("Berkshire Bank" or the "Bank"). The special meeting will be held at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts, on Tuesday, January 23, 2001, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about December 11, 2000.

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                           VOTING AND PROXY PROCEDURE

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Who Can Vote at the Meeting

         You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on November 30, 2000. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and you have the right to attend the meeting if you bring proof of your beneficial ownership. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee on how to vote your shares.

         As of the close of business on November 30, 2000, a total of 7,673,761 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, no record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

         If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

         A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan (the "Incentive Plan"), you may vote in favor of the proposal, vote against the proposal or abstain from voting. For purposes of Delaware law, the adoption of the Incentive Plan will be deemed to be approved by stockholders upon the affirmative vote of a majority of the votes cast. As such, broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal. Additionally, pursuant to Massachusetts law and regulation, the affirmative vote of two-thirds of the votes eligible to be cast is required to implement the Incentive Plan prior to June 28, 2001. Broker non-votes and abstentions will have the effect of a vote against this proposal for purposes of the Massachusetts voting standard.

         In the event the Incentive Plan is approved by a majority of the votes cast but is not approved by two-thirds of the votes eligible to be cast at the meeting, the Company will not implement the Incentive Plan until June 28, 2001.

Voting by Proxy

         The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" approval of the Incentive Plan.

         If any matters not described in this proxy statement are properly presented at the special meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the special meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the special meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the special meeting will not in itself constitute revocation of your proxy.

         If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement.

Participants in Berkshire Bank's ESOP

         If you participate in the Berkshire Bank Employee Stock Ownership Plan, you will have received with this proxy statement a voting authorization form. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. As of November 30, 2000, no shares had been allocated under the ESOP. However, each participant will be deemed to have allocated one share of stock solely for voting purposes. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to the plan's trustee is January 12, 2001.

Cost of Proxy Solicitation

         The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the special meeting. The Company will pay a fee of $7,000, plus out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

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                                 STOCK OWNERSHIP

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         The following table provides  information as of November 30, 2000, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                          Number of Shares    Percent of Common
Name and Address                               Owned          Stock Outstanding
----------------                          ----------------    -----------------

Berkshire Bank Employee Stock
Ownership Plan and Trust                    613,900(1)              8.0%
24 North Street
Pittsfield, Massachusetts 01201

Berkshire Hills Charitable Foundation
(the "Foundation")                          568,427(2)              7.4%
24 North Street
Pittsfield, Massachusetts 01201

(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP Trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. Since no shares have been allocated under the ESOP as of November 30, 2000, each participant will be deemed to have been allocated one share of stock solely for voting purposes.

(2) The Foundation was established and funded in connection with the Bank's former mutual holding company's conversion to stock form on June 27, 2000. As mandated by the Massachusetts Banking Commissioner, the terms of the gift instrument require that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

         The following table provides information about the shares of Company common stock that may be considered to be owned by each director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of November 30, 2000. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                              -------------------------------------------
                                     Number of            Percent of
  Name                                Shares             Common Stock
                                       Owned            Outstanding(1)
----------                    -------------------------------------------

Thomas O. Andrews                      25,000               *
James A. Cunningham, Jr.               29,000(2)            *
Michael P. Daly                        10,079               *
Thomas R. Dawson                        6,500               *
Henry D. Granger                        5,000               *
A. Allen Gray                          15,000               *
John Kittredge                          2,000               *
Peter J. Lafayette                      6,000(3)            *
Edward G. McCormick                    10,000               *
Catherine B. Miller                    11,000(4)            *
Michael G. Miller                      35,500(5)            *
Raymond B. Murray III                  12,500               *
Louis J. Oggiani                        2,600(6)            *
Charles F. Plungis, Jr.                 2,500               *
Robert S. Raser                         1,586(7)            *
Susan M. Santora                        1,585               *
Corydon L. Thurston                     5,300(8)            *
Ann H. Trabulsi                        11,000(9)            *
Robert A. Wells                        26,100(10)           *
William E. Williams                     7,000               *
Anne Everest Wojtkowski                 2,000               *

All Executive Officers and
  Directors of the Company and        227,250              3.0%
  Berkshire Bank as a Group
  (21 persons)

* Less than 1% of shares outstanding
(1) Based on 7,673,761 shares of Company common stock outstanding and entitled to vote as of November 30, 2000.
(2)  Includes 500 shares held by each of Mr. Cunningham's two children.
(3)  Includes  2,460  shares  held  by  Mr.  Lafayette's   spouse's   individual
     retirement account.
(4)  Includes 1,000 shares held by Ms. Miller's spouse.
(5)  Includes 500 shares held by Mr. Miller's spouse.
(6)  Includes 50 shares held by each of Mr. Oggiani's two children.
(7) Includes 405 shares held by Mr. Raser's spouse's individual retirement account.
(8)  Includes 100 shares held by each of Mr. Thurston's three children.
(9)  Includes 1,000 shares held by Ms. Trabulsi's spouse.
(10) Includes 1,100 shares held by Mr. Wells' spouse.

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             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

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         After  obtaining  stockholder  approval,   the  Company  will  consider
granting stock awards and options to directors, officers and employees of the Company and the Bank under the Incentive Plan being presented for approval in Proposal 1. To date, no awards have been made to any potential participant.

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                             DIRECTORS' COMPENSATION

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         Fees.  Non-employee  directors of Berkshire Bank each receive an annual retainer of $7,500 and members of the Executive Committee receive an additional $1,500. In addition, non-employee directors receive $500 for each board meeting attended, $750 for each Executive Committee meeting attended, $500 for each Community Reinvestment Act or Audit Committee meeting attended and $250 for each Trust Committee meeting attended.

         Incentive Plan. The Company is presenting the Incentive Plan to stockholders for approval, under which all directors of the Company and the Bank are eligible to receive awards. To date, no awards under the Incentive Plan have been made to any director. See Proposal 1 for a summary of the material terms of the Incentive Plan.

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                             EXECUTIVE COMPENSATION

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         Summary Compensation Table. The following  information is furnished for the President and Chief Executive Officer and the four other highest paid executive officers of Berkshire Bank who received a salary and bonus of $100,000 or more during the year ended December 31, 1999.

                                                               Annual Compensation (1)                    All Other
Name and Position                                        Year (2)        Salary (3)      Bonus           Compensation
James A. Cunningham, Jr.                                  1999           $260,400       $52,080          $68,221(4)
   President and Chief Executive Officer

Robert A. Wells                                           1999            248,750        45,000           81,674(4)
   Chairman of the Board

Susan M. Santora                                          1999            109,140        32,742           15,543(5)
   Executive Vice President-Retail Banking

Michael P. Daly                                           1999            116,601        23,320           12,582(5)
   Executive Vice President-Senior Loan Officer

Charles F. Plungis, Jr.                                   1999            110,775        22,155           16,197(5)
   Senior Vice President, Treasurer and
   Chief Financial Officer

(1) Does not include the aggregate amount of perquisites and other benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(2) Compensation information for the 1998 and 1997 fiscal years has been omitted because Berkshire Bank was neither a public company nor a subsidiary of a public company at that time.

(3)  Includes $23,750 of directors' fees for Mr. Wells.

(4) Consists of employer contributions to Berkshire Bank's 401(k) plan of $4,800 each for Messrs. Cunningham and Wells. Also consists of the economic benefit of employer-paid premiums on split-dollar life insurance arrangements entered into with Messrs. Cunningham and Wells, respectively. Berkshire Bank expects to recover all of the premium payments it made with respect to the life insurance policies purchased in connection with such arrangements.

(5) Consists of employer contributions of $3,274, $3,498 and $3,323 to Berkshire Bank's 401(k) plan and employer service costs of $12,269, $9,084 and $12,874 to Berkshire Bank's defined benefit plan for Ms. Santora, Mr. Daly and Mr. Plungis, respectively.

         Employment Agreements. Berkshire Bank and Berkshire Hills entered into employment agreements with Messrs. Cunningham, Wells, Daly, Plungis and Ms. Santora. The employment agreements are intended to ensure that Berkshire Bank and Berkshire Hills will be able to maintain a stable and competent management base. The continued success of Berkshire Bank and Berkshire Hills depends to a significant degree on the skills and competence of these officers.

         The   employment   agreements   provide  for   three-year   terms  that
automatically extend on a daily basis unless the Board of Directors or the executive gives the other party written notice of non-renewal. The employment agreements provide for base salaries for Messrs. Cunningham, Wells, Daly, and Plungis and Ms. Santora of $320,000, $250,000, $139,250, $140,750 and $125,510,
respectively. Berkshire Hills and Berkshire Bank will review each executive's salary at least annually. In addition to the base salary, the employment agreements provide for, among other things, participation in stock and employee benefit plans and fringe benefits applicable to executive personnel.

         The employment agreements provide for termination by Berkshire Bank or Berkshire Hills for cause, as defined in the employment agreements, at any time. If Berkshire Bank or Berkshire Hills chooses to terminate an executive's employment for reasons other than for cause, or if an executive resigns from Berkshire Bank or Berkshire Hills after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his or her beneficiary, would be entitled to receive an amount equal to the remaining base salary and incentive compensation payments due to the executive for the remaining term of the employment agreement and the contributions that would have been made on the executive's behalf to any employee benefit plans of Berkshire Bank and Berkshire Hills during the remaining term of the employment agreement. Berkshire Bank and Berkshire Hills would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the executive's employment under these circumstances, the executive must adhere to a one year non-competition restriction.

         Under the employment agreements, if voluntary (upon circumstances discussed in the agreements) or involuntary termination follows a change in control of Berkshire Bank or Berkshire Hills, the executive or, if the executive dies, his or her beneficiary, would be entitled to a severance payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or
(2) three times the average of the executive's compensation for the five preceding taxable years. Berkshire Bank and Berkshire Hills would also continue the executive's life, health, and disability coverage for thirty-six months. Even though both the Berkshire Bank and Berkshire Hills employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements. The executive would also be entitled to receive a certain tax indemnification payment if payments under the employment agreements or otherwise trigger liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of the executive's average compensation over that preceding five-year period.

         Payments to the executive under Berkshire Bank's employment agreement are guaranteed by Berkshire Hills if payments or benefits are not paid by Berkshire Bank. Payment under Berkshire Hills' employment agreement would be made by Berkshire Hills. All reasonable costs and legal fees paid or incurred by the executive in any dispute or question of interpretation relating to the employment agreements will be paid by Berkshire Bank or Berkshire Hills, respectively, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that Berkshire Bank and Berkshire Hills will indemnify the executive to the fullest extent legally allowable.

         Pension Plan. Berkshire Bank maintains a pension plan for its eligible employees. Generally, employees of Berkshire Bank begin participation in the pension plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. Participants in the pension plan become vested in their accrued benefit under the pension plan upon the earlier of the: (1) attainment of their "normal retirement age" (as described in the pension plan) while employed at Berkshire Bank; (2) completion of three years of service with Berkshire Bank; or (3) death or disability of the participant. Participants are generally credited with a year of service for each year in which they complete at least 1,000 hours of service.

         A participant's normal benefit under the pension plan equals the sum of
(1) 1.35% of the participant's average compensation (generally defined as the average taxable compensation for the three consecutive years that produce the highest average) divided by the number of years of service the participant has under the plan up to 25 years of service, plus (2) 0.6% of the excess of the participant's average compensation over the participant's covered compensation (the social security taxable wage base for the 35 years ending in the year the participant becomes eligible for non-reduced social security benefits) for each year of service under the plan up to 25 years of service. Participants may retire at or after age 65 and receive their full benefit under the plan. Participants may also retire early at age 62 or at age 55 with ten years of service or at age 50 with 15 years of service under the plan and receive a reduced retirement benefit. Pension benefits are payable in equal monthly installments for life, or for married persons, as a joint survivor annuity over the lives of the participant and spouse. Participants may also elect a lump sum payment with the consent of their spouse.

         The following table indicates the annual employer-provided retirement benefit payable under the pension plan upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $135,000 per year and annual compensation for benefit calculation purposes is limited to $170,000 per year for the 2000 calendar year.

                                        Years of Service
Average Annual   ---------------------------------------------------------------
 Compensation      10         15         20         25         30          35+
--------------   ------     ------     ------     ------     ------      ------
    $25,000      $3,375     $5,063     $6,750     $8,438     $8,438      $8,438
     50,000       7,766     11,649     15,532     19,415     19,415      19,415
     75,000      12,641     18,962     25,282     31,603     31,603      31,603
    100,000      17,516     26,274     35,032     43,790     43,790      43,790
    125,000      22,391     33,587     44,782     55,978     55,978      55,978
    150,000      27,266     40,899     54,532     68,165     68,165      68,165
    175,000      29,216     43,824     58,432     73,040     73,040      73,040
    200,000      29,216     43,824     58,432     73,040     73,040      73,040
    250,000      29,216     43,824     58,432     73,040     73,040      73,040
    300,000      29,216     43,824     58,432     73,040     73,040      73,040
    350,000      29,216     43,824     58,432     73,040     73,040      73,040

         The benefits listed on the table above for the pension plan are not subject to a reduction for Social Security benefits or any other offset amount. As of December 31, 2000, Messrs. Cunningham, Wells, Daly, Plungis and Ms. Santora had 27, 39, 14, 25 and 14 years of service, respectively, for purposes of the pension plan.

         Other Retirement Arrangements. Berkshire Bank maintains a supplemental retirement arrangement with Mr. Cunningham to provide a specified level of benefits upon Mr. Cunningham's retirement from Berkshire Bank. Berkshire Bank has also entered into a separate agreement with Mr. Wells to provide similar benefits. The arrangements are designed to provide Messrs. Cunningham and Wells with an annual retirement benefit at age 60 equal to 70% of the average of the three consecutive years during which each of the executive's compensation is the highest. Benefits under the supplemental arrangement are reduced by the benefits the executives would receive under the pension plan, the 401(k) plan, social security and split-dollar life insurance arrangements under which the executives are entitled to share in the policy cash value at retirement.

--------------------------------------------------------------------------------

         PROPOSAL 1 -- RATIFICATION OF THE BERKSHIRE HILLS BANCORP, INC.
                         2001 STOCK-BASED INCENTIVE PLAN

--------------------------------------------------------------------------------

         The Board of Directors of the Company is presenting for stockholder approval the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan. The purpose of the plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and the Bank with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the plan which is qualified in its entirety by the complete text of the plan, which is attached hereto as Appendix A.

General

         The plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock (collectively, options and restricted stock awards are referred to as "awards"). Subject to certain adjustments to prevent dilution of awards to participants, the number of shares of common stock reserved for awards under the plan is 1,074,326 shares, consisting of 767,376 shares reserved for options and 306,950 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. The plan will be administered by a committee (the "Committee") consisting of non-employee directors of the Company. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy awards under the plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing stockholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or the Bank, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the plan.

Types of Awards

         General. The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify, referred to as non-statutory stock options (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company); and (3) grants of restricted shares of common stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

         Options. Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

         All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code: (1) the option must generally be granted only to an employee; (2) the option must not be transferable (other than by will or the laws of descent and distribution); (3) the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant; (4) the term of the option may not exceed ten years from the date of grant; and (5) no more than $100,000 of options may become exercisable for the first time in any calendar year by any recipient. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must not be less than 110% of the fair market value of the common stock on the date of grant. Non-employee directors and employees are eligible to receive non-statutory stock options.

         Unless the Committee determines otherwise, upon termination of an option holder's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable options will remain exercisable for three months following the date of termination, or if sooner, the expiration of the term of the option. If an option holder dies or becomes disabled all unexercisable options will become exercisable and remain exercisable for one year, or if sooner, the expiration of the term of the option. Generally upon retirement, only those options that were immediately exercisable may be exercised and only for one year following the date of termination, or if sooner, the expiration of the term of the option. However, the Committee may permit all unvested stock options to continue to vest provided the option holder remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus. In the event of a change in control, all option awards become vested and remain exercisable for the term of the option, unless otherwise prohibited by law or regulation. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled.

         Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

         Restricted Stock Awards. Subject to the terms of the plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied before vesting.

         Stock award recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, before vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

         Unless the Committee determines otherwise, upon termination of the services of a holder of a stock award for any reason other than death, disability or retirement, all the holder's rights in unvested restricted stock awards will be canceled. If the holder of the stock award dies or becomes disabled, all unvested restricted stock awards held by such individual will become fully vested. Generally, if the holder of a stock award retires, all unvested restricted stock awards held by such individual will be canceled. However, the Committee may permit all unvested stock awards to continue to vest provided the holder of a stock award remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus. In the event of a change in control, all unvested stock awards immediately vest, unless otherwise prohibited by law or regulation.

Federal Income Tax Treatment

         Options. An option holder will generally not recognize taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

         In the case of the exercise of a non-statutory stock option, an option holder will recognize ordinary income equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. If shares received through the exercise of an incentive stock option are disposed of before the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

         Restricted Stock Awards. A participant who has been awarded restricted stock under the plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

         A recipient  of a  restricted  stock award who makes an election  under
Section 83(b) of the Internal Revenue Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Amendments

         Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

         If there is any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or if an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder. All awards under the plan will be binding upon any successors or assigns of the Company.

Nontransferability

         Unless the Committee determines otherwise, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, if the participant dies.

Stockholder Approval, Effective Date of Plan and Regulatory Compliance

         The Incentive Plan shall become effective: (i) immediately upon the affirmative vote of two-thirds of the votes eligible to be cast at the Company's special meeting; or (ii) on June 28, 2001 if the Incentive Plan is approved by a majority of the votes cast at the special meeting.

New Plan Benefits

         The Company anticipates that, following the effective date of the Incentive Plan, awards will be made to eligible directors, officers and employees at levels consistent with peer institutions and prevailing industry practices. However, as of the date of this proxy statement, no decisions have been made regarding the granting of any options or stock awards under the plan.

         The Board of Directors recommends that you vote "FOR" approval of the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan.

--------------------------------------------------------------------------------

                              STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

         Since no annual meeting of stockholders at which a proxy statement was distributed has been previously held, to be considered for inclusion in Berkshire Hills' proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Special Meeting of Stockholders a reasonable time before the proxy solicitation for the annual meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

         The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Rose A. Borotto

                                        Rose A. Borotto
                                        Corporate Secretary


Pittsfield, Massachusetts
December 11, 2000

                                                             APPENDIX A

                          BERKSHIRE HILLS BANCORP, INC.
                         2001 STOCK-BASED INCENTIVE PLAN


1.       DEFINITIONS.
         -----------

         (a)   "Affiliate"   means  any  "parent   corporation"  or  "subsidiary
corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (d) "Bank" means Berkshire Bank, a Massachusetts-chartered savings bank.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" of the Bank or the Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Holding Company, as in effect on the date of this Agreement; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or
(D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.

         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

         (j) "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or an Affiliate.

         (l) "Effective Date" means the earlier of the date that Plan is approved by shareholders or June 28, 2001.

         (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

         (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

         (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

         (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (q) "Holding Company" means Berkshire Hills Bancorp, Inc., a Delaware corporation.

         (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (v) "Participant" means any person who holds an outstanding Award.

         (w) "Plan" means this Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan.

         (x) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (y) "Stock Award" means an Award  granted to a Participant  pursuant to
Section 8 of the Plan.

         (z) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

         (aa) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (bb) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION.
         --------------

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.       TYPES OF AWARDS.
         ---------------

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN.
         -------------------------

         Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Awards under the Plan is 1,074,326. Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 767,376. The number of the shares reserved for Stock Awards is 306,950. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY.
         -----------

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS.
         ---------------------------

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family; or (c) a transfer to the Berkshire Charitable Foundation, Inc. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination or, if sooner, until the expiration of the term of the Option.

         (e) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided however, that upon the Participant's Retirement, the Committee may, in its discretion unless otherwise prohibited by law or regulation, accelerate the vesting of all unvested Options or determine that all unvested Options shall continue to vest in accordance with the Award Agreement provided the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus.

         (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (g) Termination of Employment or Service (Change in Control). In the event of a Change in Control, unless otherwise prohibited by law or regulation, all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Option regardless of termination of employment or service.

         (h) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

         (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.       INCENTIVE STOCK OPTIONS.
         -----------------------

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (f) Termination of Employment (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided however, that upon the Participant's Retirement, the Committee may, in its discretion unless otherwise prohibited by law or regulation, accelerate the vesting of unvested Options or, determine that all unvested Options shall continue to vest in accordance with the Award Agreement provided the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to
Section 422 of the Code.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (h) Termination of Employment (Change in Control). In the event of a Change in Control, unless otherwise prohibited by law or regulation, all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Option regardless of termination of employment. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises Stock Options more than (3) months from the Participant's cessation of employment.

         (i) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code
(relating to certain disqualifying dispositions) within 10 days of such disposition.

         (l) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

8.        STOCK AWARDS.
          ------------

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided however, that upon the Participant's Retirement, the Committee may, in its discretion unless otherwise prohibited by law or regulation, accelerate the vesting of unvested Stock Awards, or determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement provided the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

         (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Change in Control). In the event of a Change in Control, unless otherwise prohibited by law or regulation, all unvested Stock Awards held by a Participant shall immediately vest.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

         (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding

Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

         The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Berkshire Hills Bancorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Berkshire Hills Bancorp, Inc., 24 North Street, Pittsfield, Massachusetts 01201.

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                  (i The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (ii Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (iii If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (k) Treatment of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan (or at such other time as the Committee may determine with respect to a Participant), such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or other distributions and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends or other distributions falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

         (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       DEFERRED PAYMENTS.
         -----------------

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any payment under the Plan otherwise due upon exercise of an Option. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

10.      METHOD OF EXERCISE OF OPTIONS.
         -----------------------------

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

11.      RIGHTS OF PARTICIPANTS.
         ----------------------

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

12.      DESIGNATION OF BENEFICIARY.
         --------------------------

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

13.      DILUTION AND OTHER ADJUSTMENTS.
         ------------------------------

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

14.      TAXES.
         -----

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

         (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 13 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

15.      NOTIFICATION UNDER SECTION 83(b).
         --------------------------------

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

16.      AMENDMENT OF THE PLAN AND AWARDS.
         --------------------------------

         (a) Except as provided in paragraph (c) of this Section 16, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 16, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the Exercise Price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

17.      EFFECTIVE DATE OF PLAN.
         ----------------------

         The Incentive Plan shall become effective: (i) immediately upon the affirmative vote of two-thirds of the votes eligible to be cast at the Company's special meeting; or (ii) on June 28, 2001 provided the Incentive Plan is approved only by a majority of the votes cast at the special meeting.

18.      TERMINATION OF THE PLAN.
         -----------------------

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

19.      APPLICABLE LAW.
         --------------

         The Plan will be administered in accordance with the laws of the State of Delaware to the extent not pre-empted by applicable federal law.

20.      TREATMENT OF UNVESTED, UNEXERCISED OR NON-EXERCISABLE AWARDS UPON A
         --------------------------------------------------------------------
         CHANGE IN CONTROL.
         -----------------

         In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

         (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan;

         (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Awards granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

         (c) Replace the Awards with an immediate cash payment of equivalent value.

21.      COMPLIANCE WITH CONVERSION REGULATIONS.
         --------------------------------------

         Notwithstanding any other provision contained in this Plan, if this Plan is implemented prior to June 28, 2001, the following provisions shall apply, to the extent required by applicable Massachusetts law or regulation:

         (a) The Plan must be approved by two-thirds of the outstanding shares of the Holding Company eligible to be cast at a meeting of stockholders to consider the Plan, as determined by Delaware law

         (b) No Options or Stock Awards granted to any individual Employee may exceed 25% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

         (c) No Options or Stock Awards granted to any individual Outside Director may exceed 5% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

         (d) The aggregate amount of Options or Stock Awards granted to all Outside Directors may not exceed 30% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan; and

         (e) No Option may be granted with an exercise price which is less than the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.

         (f) Options and Stock Awards shall vest at a rate no greater than 20% per year and such vesting shall accelerate only in the event of death or disability.

                                 REVOCABLE PROXY
                          BERKSHIRE HILLS BANCORP, INC.
                         SPECIAL MEETING OF STOCKHOLDERS

                                January 23, 2001
                              10:00 a.m. Local Time

                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The  undersigned  hereby  appoints  the  official  proxy  committee  of
Berkshire Hills Bancorp, Inc. (the "Company"), consisting of James A. Cunningham, Jr., Catherine B. Miller, Raymond B. Murray, III, Corydon L. Thurston, Ann H. Trabulsi and Robert A. Wells, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held on January 23, 2001, at 10:00 a.m. Local Time, at the Crowne Plaza Hotel, One West Street, Pittsfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

         The approval of the Berkshire Hills Bancorp, Inc. 2001 Stock-Based Incentive Plan.

                  FOR                   AGAINST                ABSTAIN
                  ---                   -------                -------

                  |_|                     |_|                     |_|


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL.

         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" the proposal listed. If any other business is presented at the special meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting.

                                          Dated:___________________________



                                          --------------------------------
                                          SIGNATURE OF SHAREHOLDER



                                          --------------------------------
                                          SIGNATURE OF CO-HOLDER (IF ANY)


         The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement dated December 11, 2000.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                          -----------------------------

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.